                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by the reference in Registration Statement No. 333-34725 of Hamilton Bancorp Inc. on Form S-8 of our report dated March 24, 2000, appearing in this Annual Report on Form 10-K of Hamilton Bancorp Inc. for the year ended December 31, 1999.




DELOITTE & TOUCHE LLP
Certified Public Accountants
Miami, Florida
April 13, 2000